UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: December 20, 2022

(Date of earliest event reported)

GOLDRICH MINING COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-06412

_____________________________________

Alaska (State or other jurisdiction of incorporation)	91-0742812 (IRS Employer Identification No.)

2525 E. 29th Ave. Ste. 10B-160

Spokane, Washington 99223

(Address of principal executive offices, including zip code)

(509) 535-7367

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

On December 20, 2022, Goldrich Mining Company extended the expiry date of Class R and Class T warrants (the “Warrants”) of the Company.

The Warrants were set to expire at various times from December 22, 2022 through October 31, 2024. The Board has approved an extension of the expiry dates of all Class R and Class T warrants by one year beyond their current expiry dates.

Except as expressly set forth in this extension, all terms of the Original Warrants are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, and the holder reserves all of its rights, remedies, powers and privileges.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDRICH MINING COMPANY (Registrant)
Dated: January 4, 2023	By:	/s/ Ted R. Sharp
Ted R. Sharp Chief Financial Officer